UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2018
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001543042
COMM 2012-LC4 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001547562
Guggenheim Life and Annuity Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-172143-03
(Commission File Number)

45-4704011
45-5035640
45-5035612
45-6874157
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas
as Certificate Administrator
1761 East St. Andrew Place
Santa Ana, CA
(Address of principal executive offices of registrant)

(212) 250-2500
Registrant's telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.
Pursuant to Section 3.22 of the Pooling and Servicing Agreement, dated as of March 1, 2012 (the "COMM 2012-LC4 PSA"), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Wells Fargo Bank, National Association,
as Master Servicer, CWCapital Asset Management LLC, as Special Servicer ("CWCapital"), U.S. Bank National Association,
as Trustee, Deutsche Bank Trust Company Americas, as Certificate Administrator, Paying Agent and Custodian, and Park
Bridge Lender Services LLC, as Operating Advisor, the Directing Holder has the right, at any time prior to the occurrence and continuance of a Control Termination Event (or if a Control Termination Event has occurred but is no longer continuing), to terminate the existing special servicer, with or without cause, and to appoint a successor special servicer under the COMM 2012-LC4 PSA.

MKP Credit Master Fund, LDC, as a prior Directing Holder under the COMM 2012-LC4 PSA, terminated CWCapital as special servicer under the COMM 2012-LC4 PSA (except with respect to the Hartman Portfolio Mortgage Loan) and appointed Rialto
Capital Advisors, LLC ("Rialto") as the successor special servicer under the COMM 2012-LC4 PSA (except with respect to the Hartman Portfolio Mortgage Loan), effective as of October 6, 2014.  CWCapital remained the special servicer under the COMM 2012-LC4 PSA with respect to the Hartman Portfolio Mortgage Loan.

Davidson Kempner Capital Management LP, as the current Directing Holder terminated Rialto Capital Advisors, LLC, as special servicer under the COMM 2012-LC4 PSA (except with respect to the Hartman Portfolio Mortgage Loan) and appointed
KeyBank National Association ("KeyBank") as the successor special servicer under the COMM 2012-LC4 PSA (except with respect to the Hartman Portfolio Mortgage Loan), effective as of May 31, 20188.  CWCapital will remain the special servicer under the COMM 2012-LC4 PSA with respect to the Hartman Portfolio Mortgage Loan.  Capitalized terms that are used but not defined herein have the respective meanings assigned to them in the COMM 2012-LC4 PSA.

Effective as of May 31, 2018, the mortgage loans securitized in the COMM 2012-LC4 Mortgage Trust transaction (other than the Hartman Portfolio Mortgage Loan) will be specially serviced, if necessary, pursuant to the COMM 2012-LC4 PSA by
KeyBank.

KeyBank is a national banking association. KeyBank is a wholly-owned subsidiary of KeyCorp. KeyBank maintains a servicing office at 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211. KeyBank is not an affiliate of the Depositor, the
Mortgage Loan Sellers, the Trustee, the Certificate Administrator, the Paying Agent, the Master Servicer, or any
sub-servicer.

KeyBank has been engaged in the servicing of commercial mortgage loans since 1995 and commercial mortgage loans originated for securitization since 1998. The following table sets forth information about KeyBank's portfolio of master or primary serviced commercial mortgage loans as of the dates indicated.

Loans                                   12/31/2015       12/31/2016       12/31/2017       3/31/2018
Approximate Number...................       16,876           17,866           16,654          16,899
Approximate Aggregate
  Principal Balance
  (in billions)......................       $185.2           $189.3           $197.6          $206.3

Within this servicing portfolio are, as of March 31, 2018, approximately 8,608 loans with a total principal balance of approximately $157.0 billion that are included in approximately 566 commercial mortgage-backed securitization transactions.
KeyBank's servicing portfolio includes mortgage loans secured by multifamily, office, retail, hospitality, and other types of income-producing properties that are located throughout the United States. KeyBank also services newly-originated commercial mortgage loans and mortgage loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and a variety of investors and other third parties. Based on the aggregate outstanding principal balance of loans being serviced as of December 31, 2017, the Mortgage Bankers Association
of America ranked KeyBank the third largest commercial mortgage loan servicer for loans related to commercial mortgage-backed securities in terms of total master and primary servicing volume.

KeyBank has been a special servicer of commercial mortgage loans and commercial real estate assets included in CMBS transactions since 1998.  As of March 31, 2018, KeyBank was named as special servicer with respect to commercial mortgage loans in 181 commercial mortgaged-backed securities transactions totaling approximately $79.1 billion in aggregate outstanding principal balance and was special servicing a portfolio that included approximately 46 commercial mortgage loans with an aggregate outstanding principal balance of approximately $272 million, which portfolio includes multifamily, office, retail, hospitality and other types of income-producing properties that are located throughout the United States.

The following table sets forth information on the size and growth of KeyBank's managed portfolio of specially serviced commercial mortgage loans for which KeyBank is the named special servicer in CMBS transactions in the United States.

Loans                                   12/31/2015       12/31/2016       12/31/2017       3/31/2018
Approximate Number of Transactions...          111              132              177             181
Approximate Aggregate
  Principal Balance
  (in billions)......................        $56.2            $60.5            $71.1           $79.1

KeyBank has resolved over $15.3 billion of U.S. commercial mortgage loans over the past 10 years, $1.32 billion of U.S.
commercial mortgage loans during 2008, $1.74 billion of U.S. commercial mortgage loans during 2009, $2.9 billion of U.S.
commercial mortgage loans during 2010, $2.27 billion of U.S. commercial mortgage loans during 2011, and $1.89 billion of
U.S. commercial mortgage loans during 2012 and $2.69 billion U.S. commercial mortgage loans during 2013, $628.5 million of
U.S. commercial mortgage loans during 2014, $1.4 billion of U.S. commercial mortgage loans during 2015, $263.6 million of
U.S. commercial mortgage loans during 2016, and $225 million of U.S. commercial mortgage loans during 2017.

KeyBank is approved as the master servicer, primary servicer, and special servicer for commercial mortgage-backed securities rated by Moody's, S&P, Fitch, and Morningstar. Moody's does not assign specific ratings to servicers. KeyBank is on S&P's
Select Servicer list as a U.S. Commercial Mortgage Master Servicer and as a U.S. Commercial Mortgage Special Servicer, and
S&P has assigned to KeyBank the rating of "Strong" as a master servicer, primary servicer, and special servicer. Fitch has assigned to KeyBank the ratings of "CMS1" as a master servicer, "CPS2+" as a primary servicer, and "CSS1-" as a special servicer. Morningstar has assigned to KeyBank the rankings of "MOR CS1" as master servicer, "MOR CS1" as primary servicer, and "MOR CS1" as special servicer. S&P's, Fitch's, and Morningstar's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure, and operating history.

KeyBank's servicing system utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows KeyBank to process mortgage servicing activities including:  (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

KeyBank maintains the accounts it uses in connection with servicing commercial mortgage loans. The following table sets forth the ratings assigned to KeyBank's debt obligations and deposits.

                                              S&P        Fitch        Moody's
Long-Term Debt Obligations                     A-          A-           A3
Short-Term Debt Obligations                   A-2          F1          P-2
Long-Term Deposits                            N/A           A          Aa3
Short-Term Deposits                           N/A          F1          P-1

KeyBank believes that its financial condition will not have any material adverse effect on the performance of its duties under the Pooling and Servicing Agreement and, accordingly, will not have any material adverse impact on the performance of the mortgage loans or the performance of the certificates.

KeyBank has developed policies, procedures and controls for the performance of its master servicing and special servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in
Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, procedures to (i) notify borrowers of payment delinquencies and other loan defaults, (ii) work with borrowers to facilitate collections and performance prior to the occurrence of a servicing transfer event, (iii) if a servicing transfer event occurs as a result of a delinquency, loss, bankruptcy or other loan default, transfer the subject loan to the special servicer, and (iv) managing delinquent loans and loans subject to the bankruptcy of the borrower.

KeyBank's servicing policies and procedures for the servicing functions it will perform under the Pooling and Servicing Agreement for assets of the same type included in this transaction are updated periodically to keep pace with the changes in the CMBS industry. For example, KeyBank has, in response to changes in federal or state law or investor requirements, (i) made changes in its insurance monitoring and risk-management functions as a result of the Terrorism Risk Insurance Act of 2002, as amended and
(ii) established a website where investors and mortgage loan borrowers can access information regarding their investments and mortgage loans. Otherwise, KeyBank's servicing policies and procedures have been generally consistent for the last three years in all material respects.

KeyBank is, as the Special Servicer, generally responsible for the special servicing functions with respect to the mortgage loans and any foreclosed property. KeyBank may from time to time perform some of its servicing obligations under the COMM 2012-LC4 PSA through one or more third-party vendors that provide servicing functions such as tracking and reporting of flood zone changes, performing UCC searches, filing UCC financing statements and amendments, appraisals, environmental assessments, property condition assessments, property management, real estate brokerage services and other services necessary in the routine course of acquiring, managing and disposing of any foreclosed property. KeyBank will, in accordance with its internal procedures and applicable law, monitor and review the performance of any third-party vendors retained by it to perform servicing functions, and KeyBank will remain liable for its servicing obligations under the COMM 2012-LC4 PSA as if KeyBank had not retained any such vendors.

No securitization transaction involving commercial or multifamily mortgage loans in which KeyBank was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of KeyBank as special servicer, including as a result of KeyBank's failure to comply with the applicable servicing criteria in connection with any securitization transaction.
From time to time KeyBank is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer and otherwise arising in the ordinary course of its business. One such action was brought by a certificateholder of a CMBS trust in the Supreme
Court of New York, County of New York, in connection with KeyBank's determination of the fair value of a loan secured by the Bryant
Park Hotel in New York City. KeyBank denies liability in such action, and KeyBank does not believe that such action or any other lawsuits or legal proceedings that are pending at this time would, individually or in the aggregate, have a material adverse effect on its business or its ability to service the underlying mortgage loans pursuant to the Pooling and Servicing Agreement.

KeyBank is not aware of any lawsuits or legal proceedings, contemplated or pending, by governmental authorities against KeyBank at this time.

The foregoing information regarding KeyBank under this item has been provided by KeyBank and has not been independently verified by any other party.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date:    June 1, 2018

/s/ Natalie Grainger
Name:  Natalie Grainger
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director